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                                                                     EXHIBIT 4-D

Warrant Certificate No. 1                                    Warrant to Purchase
                                                                    3,077 Shares

                                WARRANT AGREEMENT

                           Dated as of January 1, 1998

                  To Subscribe for and Purchase Common Stock of

                       AMERICAN PRECISION INDUSTRIES INC.

                             -----------------------



         THIS CERTIFIES THAT, for value received, DECISION PROCESSES INTERNATIONAL (CONNECTICUT, LTD.) (herein called "DPI"), or its permitted assigns, is entitled to subscribe for and purchase from AMERICAN PRECISION INDUSTRIES INC., a Delaware corporation (herein called the "Company"), at the price of Nineteen Dollars and 50 Cents ($19.50) per share (subject to adjustments as provided herein) at any time after the date hereof to and including December 31, 2007, THREE THOUSAND SEVENTY-SEVEN (3,077) fully paid and non-assessable shares of the Company's Common Stock, $.66-2/3 par value.

         This Warrant was originally issued in connection with execution by the Company and DPI of a Retainer Agreement dated as of January 1, 1998 (herein called the "Retainer Agreement"). As used herein, "this Warrant" and "the Warrants" shall mean the Warrant originally issued to DPI pursuant to the Retainer Agreement and any Warrants that may be issued in substitution or exchange therefor. All Warrants shall be dated said original issue date.

         This Warrant is subject to the following terms and conditions:


         1.       EXERCISE OF WARRANT.

                  (a) Exercise. The rights represented by this Warrant may be exercised by the holder hereof, in whole or in part (but not as to a fractional share of Common Stock), by written notice of exercise delivered to the Company and by the surrender of this Warrant (properly endorsed if required) at the principal business office of the Company and upon payment to it of the purchase price for such shares. The Company agrees that the shares so purchased shall be, and shall be deemed to be, issued to the holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares. Certificates for the shares of stock so purchased shall be delivered to the holder hereof within a reasonable time, not exceeding ten (10) days, after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the number of shares, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the holder hereof within such time.

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                  (b) Payment of Exercise Price. Payment of the exercise price for the shares to be issued upon the exercise of this Warrant shall be made by certified or official bank check; provided, however, the holder hereof shall also have the right, at its election, in lieu of paying the exercise price by certified or official bank check, to instruct the Company in the Form For Exercise of Warrant to retain, in payment of the exercise price, a number of shares of Common Stock (the "Payment Shares") equal to the quotient of (i) the aggregate exercise price of the shares as to which this Warrant is then being exercised divided by
         (ii) the "Average Closing Price" as of the date of exercise and to deduct the number of Payment Shares from the shares to be delivered to the holder hereof. "Average Closing Price" means, as of any date, (x) if shares of Common Stock are listed on a national securities exchange, the average of the closing sales prices therefor on the largest securities exchange on which such shares are traded on the last ten trading days before such date, (y) if such shares are listed on the NASDAQ National Market System but not on any national securities exchange, the average of the closing sales prices therefor on the NASDAQ National Market System on the last ten trading days before such date or (z) if such shares are not listed on either a national securities exchange or the NASDAQ National Market System, the average of the sales prices therefor on the last twenty trading days before such date.

         2. VALIDITY OF ISSUANCE AND RESERVATION OF SHARES. The Company covenants and agrees that all shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized and issued, fully paid, nonassessable, and free from all taxes, liens, charges and pre-emptive rights with respect to the issue thereof, and, without limiting the generality of the foregoing, the Company covenants and agrees that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the then effective purchase price per share of the Common Stock issuable pursuant to this Warrant. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

         3. WARRANT ADJUSTMENTS. The above provisions are, however, subject to the following:

                  (a) Adjustment of Shares. The warrant purchase price and the number of shares purchasable pursuant hereto shall be subject to adjustment from time to time as hereinafter provided.

                  (b) Adjustment of Price for Stock Sales. Except as provided in paragraph (h) below, if and whenever the Company shall issue or sell any shares of its Common Stock for a consideration per share less than the warrant purchase price in effect immediately prior to the time of such issue or sale, and/or the Company shall issue or sell any shares of its Common Stock for a consideration per share less than the market price on the date of such issue or sale, then, forthwith upon such issue or sale, the warrant purchase price shall be reduced to the lower of the prices (calculated to the nearest cent) determined as follows:



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                           (i) by dividing (1) an amount equal to the sum of
                  (aa) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the then existing warrant purchase price, and (bb) the consideration, if any, received by the Company upon such issue or sale, by
                  (2) the total number of shares of Common Stock outstanding immediately after such issue or sale; or

                           (ii) by multiplying the warrant purchase price in
                  effect immediately prior to the time of such issue or sale by a fraction, the numerator of which shall be the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the market price immediately prior to such issue or sale, plus (2) the consideration received by the Company upon such issue or sale, and the denominator of which shall be the product of (3) the total number of shares of Common Stock outstanding immediately after such issue or sale, multiplied by (4) the market price immediately prior to such issue or sale.

         No adjustment of the warrant purchase price, however, shall be made in an amount less than $.01 per share, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to $.01 per share or more.

                  (c) Further Provisions with respect to Stock Sales. For the purposes of paragraph (b), the following provisions (i) to (vii), inclusive, shall also be applicable:

                           (i) In case at any time the Company shall grant
                  (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or securities convertible into or exchangeable for Common Stock (such convertible or exchangeable stock or securities being herein called "Convertible Securities") whether or not such rights or options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share at which Common Stock is issuable upon the exercise of such rights or options or upon conversion or exchange of such Convertible Securities (determined by dividing (aa) the total amount if any, received or receivable by the Company as consideration for the granting of such rights or options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of such rights or options, plus, in the case of such rights or options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (bb) the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights or options) shall be less than the warrant purchase price in effect immediately prior to the time of the granting of such rights or options (or less than the market price determined as of the date of granting such rights or options, as the case may be), then the total maximum number of shares of Common Stock issuable upon the exercise of rights or options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such rights or options shall (as of the date of granting of such rights or options) be deemed to have been issued for such price per share. Except



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                  as provided in paragraph (f) below, no further adjustments of the warrant purchase price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such rights or options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

                           (ii) In case the Company shall issue (whether
                  directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (aa) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (bb) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the warrant purchase price in effect immediately prior to the time of such issue or sale (or less than the market price, determined as of the date of such issue or sale of such Convertible Securities, as the case may be), then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued for such price per share, provided that (x) except as provided in paragraph (f) below, no further adjustments of the warrant purchase price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities, and (y) if any such issue or sale of such Convertible Securities is made upon exercise of any rights to subscribe for or to purchase or any option to purchase any such Convertible Securities for which adjustments of the warrant purchase price have been or are to be made pursuant to other provisions of this paragraph (c), no further adjustment of the warrant purchase price shall be made by reason of such issue or sale.

                           (iii) In case the Company shall declare a dividend or
                  make any other distribution upon any stock of the Company payable in Common Stock or Convertible Securities, any Common Stock or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

                           (iv) In case any shares of Common Stock or
                  Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair market value of such consideration as determined by the Board of Directors of the Company,



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                  without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any shares of Common Stock or Convertible Securities or any rights or options to purchase such Common Stock or Convertible Securities shall be issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair market value as determined by the Board of Directors of the Company of such portion of the assets and business of the non-surviving corporation or corporations as such Board shall determine to be attributable to such Common Stock, Convertible Securities, rights or options, as the case may be. In the event of any consolidation or merger of the Company in which the Company is not the surviving corporation or in the event of any sale of all or substantially all of the assets of the Company for stock or other securities of any corporation, the Company shall be deemed to have issued a number of shares of its Common Stock for stock or securities of the other corporation computed on the basis of the actual exchange ratio on which the transaction was predicated and for a consideration equal to the fair market value on the date of such transaction of such stock or securities of the other corporation, and if any such calculation results in adjustment of the warrant purchase price, the determination of the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such merger, conversion or sale, for purposes of paragraph 3(h) shall be made after giving effect to such adjustment of the warrant purchase price.

                           (v) In case the Company shall take a record of the
                  holders of its Common Stock for the purpose of entitling them
                  (aa) to receive a dividend or other distribution payable in Common Stock or in Convertible Securities, or (bb) to subscribe for or purchase Common Stock or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                           (vi) The number of shares of Common Stock outstanding
                  at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock for the purposes of this paragraph (3).

                           (vii) "Market price" shall mean the average of the
                  high and low prices of the Common Stock sales on all exchanges on which the Common Stock may at the time be admitted to trading, or, if there shall have been no sales on any such exchange on any such day, the average of the bid and asked prices at the end of such day, or, if the Common Stock shall not be so admitted to trading, the average of the bid and asked prices at the end of the day in the over-the-counter market, in each case averaged over a period of 20 consecutive business days prior to the date as of which "market price" is being determined. If at any time the Common Stock is not admitted to trading on any exchange or quoted in the over-the-counter market, the "market price" shall be deemed to be the fair market value thereof determined in good faith by the Board of Directors of the Company as of a date which is within 15 days of the date as of which the determination is to be made.



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                  (d) Adjustment of Price for Corporate Distributions. In case the Company shall declare a dividend upon the Common Stock payable otherwise than out of consolidated earnings or consolidated earned surplus, determined in accordance with generally accepted accounting principles, including the making of appropriate deductions for minority interests, if any, in subsidiaries (except in Common Stock or Convertible Securities, but including other securities), the warrant purchase price in effect immediately prior to the declaration of such dividend shall be reduced by an amount equal, in the case of a dividend in cash, to the amount thereof payable per share of the Common Stock or, in the case of any other dividend, to the fair market value thereof per share of the Common Stock as determined by the Board of Directors of the Company. For the purposes of the foregoing, a dividend other than in cash shall be considered payable out of earnings or surplus (other than revaluation or paid-in-surplus) only to the extent that such earnings or surplus are charged an amount equal to the fair market value of such dividend as determined by the Board of Directors of the Company. Such reductions shall take effect as of the date on which a record is taken for the purpose of such dividend, or, if a record is not taken, the date as of which the holders of Common Stock of record entitled to such dividend are to be determined.

                  (e) Adjustment of Price for Subdivisions and Combinations of Shares. In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the warrant purchase price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the warrant purchase price in effect immediately prior to such combination shall be proportionately increased.

                  (f) Readjustments. Upon the happening of any of the following events, namely, if the purchase price provided for in any rights or options referred to in clause (i) of paragraph (c), the additional consideration, if any, payable upon the conversion or exchange of Convertible Securities referred to in clause (i) or (ii) of paragraph
         (c), or the rate at which any Convertible Securities referred to in clause (i) or clause (ii) of paragraph (c) are convertible into or exchangeable for Common Stock shall change (other than under or by reason of provisions designed to protect against dilution), the warrant purchase price in effect at the time of such event shall forthwith be readjusted to the warrant purchase price which would have been in effect at such time had such rights, options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold; and on the expiration of any such option or right or the termination of any such right to convert or exchange such Convertible Securities, the warrant purchase price then in effect hereunder shall forthwith be increased to the warrant purchase price which would have been in effect at the time of such expiration or termination had such right, option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued, and the Common Stock issuable thereunder shall no longer be deemed to be outstanding. If the purchase price provided for in any such right or option referred to in clause (i) of paragraph (c) or the rate at which any Convertible Securities referred to in clause (i) or clause (ii) of paragraph (c) are convertible into or exchangeable for Common Stock, shall decrease at any time under or by reason of provisions with respect thereto designed to protect against



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         dilution, then in case of the delivery of Common Stock upon the exercise of any such right or option or upon conversion or exchange of any such Convertible Securities, the warrant purchase price then in effect hereunder shall forthwith be decreased to such lower price, if any, as would have been obtained had such right, option or Convertible Securities never been issued as to such Common Stock and had adjustments been made upon the issuance of the shares of Common Stock delivered as aforesaid.

                  (g) Adjustment of Number of Shares Purchasable. Except as provided in paragraph (h) below, upon each adjustment of the warrant purchase price (or upon the happening of any event described herein which would have required an adjustment in the warrant purchase price but for the fact that the consideration paid or payable to the Company by reason of such event is not less than the warrant purchase price in effect immediately prior thereto or the market price of the shares of Common Stock issued or issuable by reason thereof), the holder of this Warrant shall thereafter be entitled to purchase, at the warrant purchase price resulting from such adjustment (or, if there has not been any adjustment in such price, at the then existing warrant purchase price), the number of shares (calculated to the nearest share) determined as follows:

                           (i) In all cases other than adjustments in the
                  warrant purchase price arising under paragraph (d):

                                    (1) by dividing (aa) the number of shares of
                           Common Stock purchasable pursuant to this Warrant immediately prior thereto by (bb) the total number of shares of Common Stock outstanding immediately prior thereto; and

                                    (2) multiplying the result by the total
                           number of shares of Common Stock outstanding immediately thereafter.

                           (ii) In the case of an adjustment in the warrant
                  purchase price arising under paragraph (d):

                                    (1) by multiplying the warrant purchase
                           price in effect immediately prior to such adjustment by the number of shares purchasable pursuant to this Warrant immediately prior to such adjustment; and

                                    (2) dividing the product thereof by the
                           warrant purchase price resulting from such adjustment.

         For purposes of the foregoing computation, the total number of shares of Common Stock outstanding at any time shall be deemed to include the total number of shares of Common Stock issuable upon (x) the exercise of all then outstanding rights to subscribe for or to purchase, and options for the purchase of, Common Stock or Convertible Securities, and (y) the conversion or exchange of such Convertible Securities and all other outstanding Convertible Securities, but shall not be deemed to include any shares of Common Stock issuable upon the exercise of any unexercised portion of this Warrant.

                  (h) Exclusions. Anything herein to the contrary notwithstanding, the Company shall not be required to make any adjustment of the warrant purchase price in connection



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         with any shares of Common Stock reserved for issuance (x) upon the exercise of stock options granted to the Directors, officers and employees of the Company which have been granted or are available for grant pursuant to stock option plans in effect on the date hereof or at the time of the holder's exercise of this Warrant, or (y) upon the exercise of any conversion rights held by the holder or holders of the Company's Series B Seven Percent (7%) Cumulative Convertible Preferred Stock, Fifty Dollars ($50.00) par value per share, or any securities issued in exchange or in payment or redemption of said Series B Seven Percent (7%) Cumulative Convertible Preferred Stock, or (z) upon the exercise of any rights to purchase 50,000 shares of Common Stock set forth in the Warrant Agreement dated July 8, 1997, granted by the Company to Patricof & Co. Capital Corp.

                  (i) Reorganizations. If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets or outstanding capital stock to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the holder hereof shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions fore adjustments of the warrant purchase price and of the number of shares purchasable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof.




                  (j) Notice of Adjustments. Upon any adjustment of the warrant purchase price or the number of shares purchasable pursuant hereto, then and in each such case the Company shall give written notice thereof to the registered holder of this Warrant, which notice shall state the warrant purchase price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

         4. COMMON STOCK. As used herein, the term "Common Stock" shall mean and include the Company's presently authorized shares of capital stock and shall also include any capital stock of any class of the Company hereafter authorized which shall not be limited to a fixed sum or percentage of par value in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or



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         involuntary liquidation, dissolution or winding up of the Company;
         provided that the shares purchasable pursuant to this Warrant shall include shares designated as Common Stock of the Company on the date of original issue of this Warrant or, in the case of any reclassification of the outstanding shares thereof, the stock, securities or assets provided for in paragraph 3(i) above.

         5. NO RIGHTS AS STOCKHOLDER. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company.

         6. NOTICE OF PROPOSED TRANSFERS. The holder of this Warrant, by acceptance hereof, agrees to give written notice to the Company before transferring this Warrant or transferring any Common Stock issuable or issued upon the exercise hereof, of such holder's intention to do so, describing briefly the manner of any such proposed transfer. Promptly after such written notice is received by the Company, copies thereof shall be presented to counsel for the Company and to counsel for such holder. If in the opinion of each such counsel the proposed transfer may be effected without registration or qualification (under any Federal or State law) of this Warrant or the shares of Common Stock issuable or issued on the exercise hereof, the Company, as promptly as practicable, shall notify such holder of such opinion, whereupon such holder shall be entitled to effect such transfer in accordance with the terms of the notice delivered by such holder to the Company, provided that an appropriate legend may be endorsed on this Warrant or the certificates for such shares respecting restrictions upon transfer thereof necessary or advisable in the opinion of counsel for the Company to prevent transfers which would be in violation of Section 5 of the Securities Act of 1933, as amended (herein called the "1933 Act").

         7. INVESTMENT REPRESENTATION; RESALE LIMITATIONS; REGISTRATION RIGHTS.

                  (a) Investment Representation. The holder of this Warrant, by acceptance hereof, represents and warrants that this Warrant and shares of Common Stock purchased by the holder pursuant to the exercise of this Warrant, are and will be acquired by the holder for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention, of selling, transferring or disposing of the same.


                  (b) Resale Limitations. The shares of Common Stock which may be purchased hereunder may not be offered for sale, sold or otherwise transferred, unless:

                           (i) A registration statement with respect to such
                  securities shall be effective under the 1933 Act, together with proof satisfactory to counsel for the Company that the holder of this Warrant shall have complied with applicable state securities laws, or

                           (ii) The Company shall have received an opinion of
                  counsel satisfactory to the Company that no violation of the 1933 Act, or such other applicable law, will be involved in such transfer, or

                           (iii) The Company shall receive a "no action" letter
                  from the Securities and


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



                  Exchange Commission (herein called the "SEC") and the equivalent ruling or letter pursuant to applicable state law in form satisfactory to the Company covering such transfer,

         and the Company may withhold transfer, registration and delivery of such securities until one of the three conditions set forth in this paragraph 7(b) shall have been met.

                  (c) Legend. All certificates representing the shares of Common Stock issued upon the exercise of this Warrant shall contain an appropriate legend indicating the fact that the shares have not been registered under the 1933 Act and the conditions affecting the transferability of such shares. A similar notation will be placed in the Company's stock transfer ledger.

         8. NOTICES. Any notice or other thing required or desired to be served, given or delivered hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered upon deposit in the United States registered or certified mail with proper postage prepaid and addressed to the party to be notified as follows:

                  (a)      If to the Company at:

                                    American Precision Industries Inc.
                                    2777 Walden Avenue
                                    Buffalo, New York  14225

                                            Attention:  President

                  (b)      If to the holder of this Warrant at:

                                    Decision Processes International
                                      (Connecticut, Ltd.)
                                    10 Bay Street, Suite 116
                                    Westport, Connecticut  06880

                                            Attention:  President

         or to such other address as either party may hereafter designate for itself by written notice to the other party in the manner herein prescribed.

         9. GENERAL. This Warrant shall be construed in accordance with the laws of the State of Delaware. Whenever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under the applicable law, but, if any provision of this Warrant shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant. The paragraph headings herein are for convenience only and shall not affect the interpretation of any of the provisions hereof.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed at Buffalo, New York by its duly authorized officers under its corporate seal, and this Warrant is dated July 1, 1998.



                                     AMERICAN PRECISION INDUSTRIES INC.



                                     By
                                       -----------------------------------------
                                           Kurt Wiedenhaupt, Chairman,
                                           President and Chief Executive Officer

(CORPORATE SEAL)


ATTEST:



-------------------------------
James J. Tanous, Secretary

                                      FORM
                                       FOR
                               EXERCISE OF WARRANT


         The undersigned hereby elects to purchase _________ shares of Common Stock, $.66-2/3 par value, of AMERICAN PRECISION INDUSTRIES INC. (the "Company") in accordance with the WARRANT AGREEMENT dated ___________, 19__. The undersigned hereby delivers the following to the Company in full payment for the shares purchased hereby:

         Exercise Price ($______ per share) x ______ shares purchased =

                               Aggregate Exercise Price $

         Paid by: certified or official bank check payable to "American Precision Industries Inc."

                                       OR
                                       --

                               By the retention by the Company of ______ shares per paragraph 1(b) of the WARRANT AGREEMENT.

                              (Aggregate Exercise Price Average Closing Price = Payment Shares)
                              (Total shares purchased - Payment Shares = Shares to be issued to undersigned)

     Please register these shares as follows:

         Name of record owner:

         Address:



         Social Security No.:

Please mail shares to [above address] or



Dated:
       ----------------


                                              ---------------------------------
                                              Signature of Warrant Holder

                                                                     Exhibit 4-D

Warrant Certificate No. 2                                    Warrant to Purchase
                                                                    6,154 Shares

                                WARRANT AGREEMENT

                           Dated as of January 1, 1998

                  To Subscribe for and Purchase Common Stock of

                       AMERICAN PRECISION INDUSTRIES INC.

                              --------------------



         THIS CERTIFIES THAT, for value received, DECISION PROCESSES INTERNATIONAL (CONNECTICUT, LTD.) (herein called "DPI"), or its permitted assigns, is entitled to subscribe for and purchase from AMERICAN PRECISION INDUSTRIES INC., a Delaware corporation (herein called the "Company"), at the price of Nineteen Dollars and 50 Cents ($19.50) per share (subject to adjustments as provided herein) at any time after the date hereof to and including December 31, 2007, SIX THOUSAND ONE HUNDRED FIFTY-FOUR (6,154) fully paid and non-assessable shares of the Company's Common Stock, $.66-2/3 par value.

         This Warrant was originally issued in connection with execution by the Company and DPI of a Retainer Agreement dated as of January 1, 1998 (herein called the "Retainer Agreement"). As used herein, "this Warrant" and "the Warrants" shall mean the Warrant originally issued to DPI pursuant to the Retainer Agreement and any Warrants that may be issued in substitution or exchange therefor. All Warrants shall be dated said original issue date.

         This Warrant is subject to the following terms and conditions:


         1. EXERCISE OF WARRANT.

                  (a) Exercise. The rights represented by this Warrant may be exercised by the holder hereof, in whole or in part (but not as to a fractional share of Common Stock), by written notice of exercise delivered to the Company and by the surrender of this Warrant (properly endorsed if required) at the principal business office of the Company and upon payment to it of the purchase price for such shares. The Company agrees that the shares so purchased shall be, and shall be deemed to be, issued to the holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares. Certificates for the shares of stock so purchased shall be delivered to the holder hereof within a reasonable time, not exceeding ten (10) days, after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the number of shares, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the holder hereof within such time.



                  (b) Payment of Exercise Price. Payment of the exercise price for the shares to be issued upon the exercise of this Warrant shall be made by certified or official bank check; provided, however, the holder hereof shall also have the right, at its election, in lieu of paying the exercise price by certified or official bank check, to instruct the Company in the Form For Exercise of Warrant to retain, in payment of the exercise price, a number of shares of Common Stock (the "Payment Shares") equal to the quotient of
         (i) the aggregate exercise price of the shares as to which this Warrant is then being exercised divided by (ii) the "Average Closing Price" as of the date of exercise and to deduct the number of Payment Shares from the shares to be delivered to the holder hereof. "Average Closing Price" means, as of any date, (x) if shares of Common Stock are listed on a national securities exchange, the average of the closing sales prices therefor on the largest securities exchange on which such shares are traded on the last ten trading days before such date, (y) if such shares are listed on the NASDAQ National Market System but not on any national securities exchange, the average of the closing sales prices therefor on the NASDAQ National Market System on the last ten trading days before such date or (z) if such shares are not listed on either a national securities exchange or the NASDAQ National Market System, the average of the sales prices therefor on the last twenty trading days before such date.

         2. VALIDITY OF ISSUANCE AND RESERVATION OF SHARES. The Company covenants and agrees that all shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized and issued, fully paid, nonassessable, and free from all taxes, liens, charges and pre-emptive rights with respect to the issue thereof, and, without limiting the generality of the foregoing, the Company covenants and agrees that it will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the then effective purchase price per share of the Common Stock issuable pursuant to this Warrant. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

         3. WARRANT ADJUSTMENTS. The above provisions are, however, subject to the following:

                  (a) Adjustment of Shares. The warrant purchase price and the number of shares purchasable pursuant hereto shall be subject to adjustment from time to time as hereinafter provided.

                  (b) Adjustment of Price for Stock Sales. Except as provided in paragraph (h) below, if and whenever the Company shall issue or sell any shares of its Common Stock for a consideration per share less than the warrant purchase price in effect immediately prior to the time of such issue or sale, and/or the Company shall issue or sell any shares of its Common Stock for a consideration per share less than the market price on the date of such issue or sale, then, forthwith upon such issue or sale, the warrant purchase price shall be reduced to the lower of the prices (calculated to the nearest cent) determined as follows:

                           (i) by dividing (1) an amount equal to the sum of
                  (aa) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the then existing warrant purchase price, and (bb) the consideration, if any, received by the Company upon such issue or sale, by (2) the total number of shares of Common Stock outstanding immediately after such issue or sale; or

                           (ii) by multiplying the warrant purchase price in
                  effect immediately prior to the time of such issue or sale by a fraction, the numerator of which shall be the sum of (1) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the market price immediately prior to such issue or sale, plus (2) the consideration received by the Company upon such issue or sale, and the denominator of which shall be the product of (3) the total number of shares of Common Stock outstanding immediately after such issue or sale, multiplied by (4) the market price immediately prior to such issue or sale.

         No adjustment of the warrant purchase price, however, shall be made in an amount less than $.01 per share, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to $.01 per share or more.

                  (c) Further Provisions with respect to Stock Sales. For the purposes of paragraph (b), the following provisions (i) to (vii), inclusive, shall also be applicable:

                           (i) In case at any time the Company shall grant
                  (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or securities convertible into or exchangeable for Common Stock (such convertible or exchangeable stock or securities being herein called "Convertible Securities") whether or not such rights or options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share at which Common Stock is issuable upon the exercise of such rights or options or upon conversion or exchange of such Convertible Securities (determined by dividing (aa) the total amount if any, received or receivable by the Company as consideration for the granting of such rights or options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of such rights or options, plus, in the case of such rights or options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (bb) the total maximum number of shares of Common Stock issuable upon the exercise of such rights or options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such rights or options) shall be less than the warrant purchase price in effect immediately prior to the time of the granting of such rights or options (or less than the market price determined as of the date of granting such rights or options, as the case may be), then the total maximum number of shares of Common Stock issuable upon the exercise of rights or options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such rights or options shall (as of the date of granting of such rights or options) be deemed to have been issued for such price per share. Except as provided in paragraph (f) below, no further adjustments of the warrant purchase price shall be made upon the actual issue of such Common Stock or of such

                  Convertible Securities upon exercise of such rights or options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities.

                           (ii) In case the Company shall issue (whether
                  directly or by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (aa) the total amount received or receivable by the Company as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (bb) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the warrant purchase price in effect immediately prior to the time of such issue or sale (or less than the market price, determined as of the date of such issue or sale of such Convertible Securities, as the case may be), then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued for such price per share, provided that (x) except as provided in paragraph (f) below, no further adjustments of the warrant purchase price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities, and (y) if any such issue or sale of such Convertible Securities is made upon exercise of any rights to subscribe for or to purchase or any option to purchase any such Convertible Securities for which adjustments of the warrant purchase price have been or are to be made pursuant to other provisions of this paragraph (c), no further adjustment of the warrant purchase price shall be made by reason of such issue or sale.

                           (iii) In case the Company shall declare a dividend or
                  make any other distribution upon any stock of the Company payable in Common Stock or Convertible Securities, any Common Stock or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

                           (iv) In case any shares of Common Stock or
                  Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Company therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any shares of Common Stock or Convertible Securities or any rights or options to purchase any such Common Stock or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair market value of such consideration as determined by the Board of Directors of the Company, without deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any shares of Common Stock or Convertible Securities or any rights or options to purchase such Common Stock or Convertible Securities shall be issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair market value as determined by the Board of Directors of the Company of such portion of the assets and business of the non-surviving corporation or corporations as such Board shall determine to be attributable to such Common Stock, Convertible Securities, rights or options, as the case may be. In the event of any consolidation or merger of the Company in which the Company is not the surviving corporation or in the event of any sale of all or substantially all of the assets of the Company for stock or other securities of any corporation, the Company shall be deemed to have issued a number of shares of its Common Stock for stock or securities of the other corporation computed on the basis of the actual exchange ratio on which the transaction was predicated and for a consideration equal to the fair market value on the date of such transaction of such stock or securities of the other corporation, and if any such calculation results in adjustment of the warrant purchase price, the determination of the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such merger, conversion or sale, for purposes of paragraph 3(h) shall be made after giving effect to such adjustment of the warrant purchase price.

                           (v) In case the Company shall take a record of the
                  holders of its Common Stock for the purpose of entitling them
                  (aa) to receive a dividend or other distribution payable in Common Stock or in Convertible Securities, or (bb) to subscribe for or purchase Common Stock or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

                           (vi) The number of shares of Common Stock outstanding
                  at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock for the purposes of this paragraph (3).

                           (vii) "Market price" shall mean the average of the
                  high and low prices of the Common Stock sales on all exchanges on which the Common Stock may at the time be admitted to trading, or, if there shall have been no sales on any such exchange on any such day, the average of the bid and asked prices at the end of such day, or, if the Common Stock shall not be so admitted to trading, the average of the bid and asked prices at the end of the day in the over-the-counter market, in each case averaged over a period of 20 consecutive business days prior to the date as of which "market price" is being determined. If at any time the Common Stock is not admitted to trading on any exchange or quoted in the over-the-counter market, the "market price" shall be deemed to be the fair market value thereof determined in good faith by the Board of Directors of the Company as of a date which is within 15 days of the date as of which the determination is to be made.

                  (d) Adjustment of Price for Corporate Distributions. In case the Company shall declare a dividend upon the Common Stock payable otherwise than out of consolidated earnings or consolidated earned surplus, determined in accordance with generally accepted accounting principles, including the making of appropriate deductions for minority interests, if any, in subsidiaries (except in Common Stock or Convertible Securities, but including other securities), the warrant purchase price in effect immediately prior to the declaration of such dividend shall be reduced by an amount equal, in the case of a dividend in cash, to the amount thereof payable per share of the Common Stock or, in the case of any other dividend, to the fair market value thereof per share of the Common Stock as determined by the Board of Directors of the Company. For the purposes of the foregoing, a dividend other than in cash shall be considered payable out of earnings or surplus (other than revaluation or paid-in-surplus) only to the extent that such earnings or surplus are charged an amount equal to the fair market value of such dividend as determined by the Board of Directors of the Company. Such reductions shall take effect as of the date on which a record is taken for the purpose of such dividend, or, if a record is not taken, the date as of which the holders of Common Stock of record entitled to such dividend are to be determined.

                  (e) Adjustment of Price for Subdivisions and Combinations of Shares. In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the warrant purchase price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the warrant purchase price in effect immediately prior to such combination shall be proportionately increased.

                  (f) Readjustments. Upon the happening of any of the following events, namely, if the purchase price provided for in any rights or options referred to in clause (i) of paragraph (c), the additional consideration, if any, payable upon the conversion or exchange of Convertible Securities referred to in clause (i) or (ii) of paragraph
         (c), or the rate at which any Convertible Securities referred to in clause (i) or clause (ii) of paragraph (c) are convertible into or exchangeable for Common Stock shall change (other than under or by reason of provisions designed to protect against dilution), the warrant purchase price in effect at the time of such event shall forthwith be readjusted to the warrant purchase price which would have been in effect at such time had such rights, options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold; and on the expiration of any such option or right or the termination of any such right to convert or exchange such Convertible Securities, the warrant purchase price then in effect hereunder shall forthwith be increased to the warrant purchase price which would have been in effect at the time of such expiration or termination had such right, option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination, never been issued, and the Common Stock issuable thereunder shall no longer be deemed to be outstanding. If the purchase price provided for in any such right or option referred to in clause (i) of paragraph (c) or the rate at which any Convertible Securities referred to in clause (i) or clause (ii) of paragraph (c) are convertible into or exchangeable for Common Stock, shall decrease at any time under or by reason of provisions with respect thereto designed to protect against dilution, then in case of the delivery of Common Stock upon the exercise of any such right or option or upon conversion or exchange of any such Convertible Securities, the warrant purchase price then in effect hereunder shall forthwith be decreased to such lower price, if any, as would have been obtained had such right, option or Convertible Securities never been issued as to such Common Stock and had adjustments been made upon the issuance of the shares of Common Stock delivered as aforesaid.

                  (g) Adjustment of Number of Shares Purchasable. Except as provided in paragraph (h) below, upon each adjustment of the warrant purchase price (or upon the happening of any event described herein which would have required an adjustment in the warrant purchase price but for the fact that the consideration paid or payable to the Company by reason of such event is not less than the warrant purchase price in effect immediately prior thereto or the market price of the shares of Common Stock issued or issuable by reason thereof), the holder of this Warrant shall thereafter be entitled to purchase, at the warrant purchase price resulting from such adjustment (or, if there has not been any adjustment in such price, at the then existing warrant purchase price), the number of shares (calculated to the nearest share) determined as follows:

                           (i) In all cases other than adjustments in the
                  warrant purchase price arising under paragraph (d):

                                    (1) by dividing (aa) the number of shares of
                           Common Stock purchasable pursuant to this Warrant immediately prior thereto by (bb) the total number of shares of Common Stock outstanding immediately prior thereto; and

                                    (2) multiplying the result by the total
                           number of shares of Common Stock outstanding immediately thereafter.

                           (ii) In the case of an adjustment in the warrant
                  purchase price arising under paragraph (d):

                                    (1) by multiplying the warrant purchase
                           price in effect immediately prior to such adjustment by the number of shares purchasable pursuant to this Warrant immediately prior to such adjustment; and

                                    (2) dividing the product thereof by the
                           warrant purchase price resulting from such adjustment.

         For purposes of the foregoing computation, the total number of shares of Common Stock outstanding at any time shall be deemed to include the total number of shares of Common Stock issuable upon (x) the exercise of all then outstanding rights to subscribe for or to purchase, and options for the purchase of, Common Stock or Convertible Securities, and (y) the conversion or exchange of such Convertible Securities and all other outstanding Convertible Securities, but shall not be deemed to include any shares of Common Stock issuable upon the exercise of any unexercised portion of this Warrant.

                  (h) Exclusions. Anything herein to the contrary notwithstanding, the Company shall not be required to make any adjustment of the warrant purchase price in connection with any shares of Common Stock reserved for issuance (x) upon the exercise of stock options granted to the Directors, officers and employees of the Company which have been granted or are available for grant pursuant to stock option plans in effect on the date hereof or at the time of the holder's exercise of this Warrant, or (y) upon the exercise of any conversion rights held by the holder or holders of the Company's Series B Seven Percent (7%) Cumulative Convertible Preferred Stock, Fifty Dollars ($50.00) par value per share, or any securities issued in exchange or in payment or redemption of said Series B Seven Percent (7%) Cumulative Convertible Preferred Stock, or (z) upon the exercise of any rights to purchase 50,000 shares of Common Stock set forth in the Warrant Agreement dated July 8, 1997, granted by the Company to Patricof & Co. Capital Corp.

                  (i) Reorganizations. If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets or outstanding capital stock to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the holder hereof shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provisions shall be made with respect to the rights and interests of the holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions fore adjustments of the warrant purchase price and of the number of shares purchasable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof.




                  (j) Notice of Adjustments. Upon any adjustment of the warrant purchase price or the number of shares purchasable pursuant hereto, then and in each such case the Company shall give written notice thereof to the registered holder of this Warrant, which notice shall state the warrant purchase price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

         4. COMMON STOCK. As used herein, the term "Common Stock" shall mean and include the Company's presently authorized shares of capital stock and shall also include any capital stock of any class of the Company hereafter authorized which shall not be limited to a fixed sum or percentage of par value in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company; provided that the shares purchasable pursuant to this Warrant shall include shares designated as Common Stock of the Company on the date of original issue of this Warrant or, in the case of any reclassification of the outstanding shares thereof, the stock, securities or assets provided for in paragraph 3(i) above.

         5. NO RIGHTS AS STOCKHOLDER. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company.

         6. NOTICE OF PROPOSED TRANSFERS. The holder of this Warrant, by acceptance hereof, agrees to give written notice to the Company before transferring this Warrant or transferring any Common Stock issuable or issued upon the exercise hereof, of such holder's intention to do so, describing briefly the manner of any such proposed transfer. Promptly after such written notice is received by the Company, copies thereof shall be presented to counsel for the Company and to counsel for such holder. If in the opinion of each such counsel the proposed transfer may be effected without registration or qualification (under any Federal or State law) of this Warrant or the shares of Common Stock issuable or issued on the exercise hereof, the Company, as promptly as practicable, shall notify such holder of such opinion, whereupon such holder shall be entitled to effect such transfer in accordance with the terms of the notice delivered by such holder to the Company, provided that an appropriate legend may be endorsed on this Warrant or the certificates for such shares respecting restrictions upon transfer thereof necessary or advisable in the opinion of counsel for the Company to prevent transfers which would be in violation of Section 5 of the Securities Act of 1933, as amended (herein called the "1933 Act").

         7. INVESTMENT REPRESENTATION; RESALE LIMITATIONS; REGISTRATION RIGHTS.

                  (a) Investment Representation. The holder of this Warrant, by acceptance hereof, represents and warrants that this Warrant and shares of Common Stock purchased by the holder pursuant to the exercise of this Warrant, are and will be acquired by the holder for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention, of selling, transferring or disposing of the same.


                  (b) Resale Limitations. The shares of Common Stock which may be purchased hereunder may not be offered for sale, sold or otherwise transferred, unless:

                           (i) A registration statement with respect to such
                  securities shall be effective under the 1933 Act, together with proof satisfactory to counsel for the Company that the holder of this Warrant shall have complied with applicable state securities laws, or

                           (ii) The Company shall have received an opinion of
                  counsel satisfactory to the Company that no violation of the 1933 Act, or such other applicable law, will be involved in such transfer, or

                           (iii) The Company shall receive a "no action" letter
                  from the Securities and Exchange Commission (herein called the "SEC") and the equivalent ruling or letter pursuant to applicable state law in form satisfactory to the Company covering such transfer, and the Company may withhold transfer, registration and delivery of such securities until one of the three conditions set forth in this paragraph 7(b) shall have been met.

                  (c) Legend. All certificates representing the shares of Common Stock issued upon the exercise of this Warrant shall contain an appropriate legend indicating the fact that the shares have not been registered under the 1933 Act and the conditions affecting the transferability of such shares. A similar notation will be placed in the Company's stock transfer ledger.

         8. NOTICES. Any notice or other thing required or desired to be served, given or delivered hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered upon deposit in the United States registered or certified mail with proper postage prepaid and addressed to the party to be notified as follows:

                  (a)      If to the Company at:

                                    American Precision Industries Inc.
                                    2777 Walden Avenue
                                    Buffalo, New York  14225

                                            Attention:  President

                  (b)      If to the holder of this Warrant at:

                                    Decision Processes International
                                      (Connecticut, Ltd.)
                                    10 Bay Street, Suite 116
                                    Westport, Connecticut  06880

                                            Attention:  President

         or to such other address as either party may hereafter designate for itself by written notice to the other party in the manner herein prescribed.

         9. GENERAL. This Warrant shall be construed in accordance with the laws of the State of Delaware. Whenever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under the applicable law, but, if any provision of this Warrant shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant. The paragraph headings herein are for convenience only and shall not affect the interpretation of any of the provisions hereof.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed at Buffalo, New York by its duly authorized officers under its corporate seal, and this Warrant is dated December 31, 1998.

                                   AMERICAN PRECISION INDUSTRIES INC.



                                   By
                                      ------------------------------------------
                                         Kurt Wiedenhaupt, Chairman,
                                         President and Chief Executive Officer

(CORPORATE SEAL)


ATTEST:



-------------------------------
James J. Tanous, Secretary

                                      FORM
                                       FOR
                               EXERCISE OF WARRANT


         The undersigned hereby elects to purchase _________ shares of Common Stock, $.66-2/3 par value, of AMERICAN PRECISION INDUSTRIES INC. (the "Company") in accordance with the WARRANT AGREEMENT dated ___________, 19__. The undersigned hereby delivers the following to the Company in full payment for the shares purchased hereby:

         Exercise Price ($______ per share) x ______ shares purchased =

                             Aggregate Exercise Price $

         Paid by: certified or official bank check payable to "American Precision Industries Inc."

                                       OR
                                       --

                             By the retention by the Company of ______ shares per paragraph 1(b) of the WARRANT AGREEMENT. (Aggregate Exercise Price Average Closing Price = Payment Shares)
                             (Total shares purchased - Payment Shares = Shares to be issued to undersigned)

     Please register these shares as follows:

         Name of record owner:

         Address:



         Social Security No.:

Please mail shares to [above address] or



Dated:
      --------------



                                              ----------------------------------
                                              Signature of Warrant Holder